Filed Pursuant to Rule 497(e) under the Securities Act of 1933.
Registration No. 33-73248

                    The Timothy Plan
                     RETAIL CLASS
           Supplement dated July 1, 1997
to the Prospectus and Statement of Additional Information
                dated April 29, 1997

Underwriter
Timothy Partners, Ltd. ("TPL"), 1304 West Fairbanks Avenue, Winter Park, Florida was engaged pursuant to an agreement effective July 1, 1997 to act as underwriter for The Timothy Plan (the "Fund").
The purpose of acting as underwriter is to facilitate the registration of shares of the Fund under State securities laws and to assist in the sale of shares. TPL also acts as investment advisor for the Fund. TPL is not compensated for providing underwriting services.

Revised Distribution Plan
On January 31, 1997, the Fund's Retail Class shareholders of record at the close of business on November 14, 1996 voted to revise the 12b-1 Distribution Plan for the Retail Class in connection with the implementation of a contingent deferred sales charge (CDSC) subject to TPL's ability to obtain financing for brokerage commissions paid up front by the Fund to broker/dealers who sell Retail Class shares. TPL anticipates that such financing will be secured and the CDSC will be implemented in the near future.

Once the CDSC is implemented, Retail Class shares will be sold without the imposition of a sales load; instead a CDSC will be imposed at the time of redemption for redemptions made within five years of the initial purchase date. The amount of the CDSC, if any, varies depending on the number of years between the time of payment for the purchase of Retail Class shares and the time of redemption of such shares.

The CDSC will be imposed at the following declining rates:

Within First Year. .  . .  . .  . .  . .  . .  . .   5.0%
Within Second Year .  . .  . .  . .  . .  . .        4.0%
Within Third Year. .  . .  . .  . .  . .  . .  . .   3.0%
Within Fourth Year .  . .  . .  . .  . .  . .        2.0%
Within Fifth Year. .  . .  . .  . .  . .  . .        1.0%
Sixth and thereafter . .  . .  .  None

Filed Pursuant to Rule
497(e) under the
Securities Act of 1933.
Registration No. 73248

                   The Timothy Plan
                 INSTITUTIONAL CLASS
           Supplement dated July 1, 1997
to the Prospectus and Statement of Additional Information
                dated April 29, 1997


Underwriter
Timothy Partners, Ltd. ("TPL"), 1304 West Fairbanks Avenue, Winter Park, Florida was engaged pursuant to an agreement effective July 1, 1997 to act as underwriter for The Timothy Plan (the "Fund"). The purpose of acting as underwriter is to facilitate the registration of shares of the Fund under State securities laws and to assist in the sale of shares. TPL also acts as investment advisor for the Fund. TPL is not compensated for providing underwriting services.


                       FPS SERVICES, INC.
                       3200 Horizon Drive
                     King of Prussua, PA 19406

June 30, 1997


Securities and Exchange Commission
Judiciary Plaza
Public Filing Desk
450 Fifth Street, NW
Washington, DC 20549

Re: The Timothy Plan (the "Registrant")
       File No.: 33-73248

To the Staff of the Commission:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the EDGAR transmission of the Supplement to the Prosectuses on behalf of the Retail Class and Institutional Class and Statement of Additional Information dated April 29, 1997, as supplemented July 1, 1997.

The purpose of this filing is to disclose to shareholders that effective July 1, 1997 Timothy Partners, Ltd. will serve as underwriter to the Registrant pursuant to a new underwriting agreement among the Registrant and Timothy Partners, Ltd. The purpose of this filing is to also disclose to Retail Class shareholders that on January 31, 1997 shareholders of record on November 14, 1995 voted to revise the Retail Class' 12b-1 Distribution Plan and that the revision will be implemented upon Timothy Partners, Ltd. obtaining financing for a contingent deferred sales charge.

Should you have any questions, comments or require further information, I can be reached directly at (610) 239-4754.

Thank you for your continued courtesy and cooperation.

Sincerely,
/s/Gretchen B. Zepernick
Corporate Compliance Administrator